UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

_________________

FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 12, 2020

Date of Report (Date of earliest event reported)

_________________

OpGen, Inc.

(Exact name of registrant as specified in its charter)

_________________

Delaware (State or other jurisdiction of incorporation or organization)	001-37367 (Commission File Number)	06-1614015 (I.R.S. Employer Identification No.)

708 Quince Orchard Road, Suite 205
Gaithersburg, MD 20878
(Address of principal executive offices, including zip code)

(240) 813-1260
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock	OPGN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 1.01 – Entry into a Material Definitive Agreement.

As previously reported, on February 11, 2020, OpGen, Inc. (the “Company”) entered into an At the Market Offering Agreement (the “Sales Agreement”) with H.C. Wainwright & Co., LLC (“Wainwright”), pursuant to which the Company may sell, from time to time, in an “at the market offering,” at its option, shares (the “Shares”) of the Company’s common stock, $0.01 par value per share, through Wainwright.

On November 13, 2020, the Company entered into an amended and restated Sales Agreement (the “Amendment”), with Wainwright and BTIG, LLC (“BTIG” and, together with Wainwright, the “Agents”), pursuant to which BTIG was added as an additional sales agent under the Sales Agreement.

Under the Sales Agreement as modified by the Amendment, the Company will pay the applicable Agent a commission equal to three percent (3.0%) of the gross sales proceeds of any Shares sold through such Agent under the Sales Agreement. The Shares to be sold under the Sales Agreement as amended by the Amendment, if any, will be issued and sold by methods deemed to be an “at the market offering” as defined in Rule 415 promulgated under the Securities Act of 1933, including, without limitation, sales made by means of ordinary brokers’ transactions on the NASDAQ Capital Market or otherwise at market prices prevailing at the time of sale, in block transactions, or otherwise as directed by the Company.

The Sales Agreement as amended by the Amendment is filed as Exhibit 1.1 to this report and the foregoing description of the Sales Agreement is qualified in its entirety by reference to such exhibit.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Shares, nor shall there be any sale of the Shares in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 8.01 – Other Events.

On November 12, 2020, the Company issued a press release announcing the commercial launch of a next-generation sequencing-based antibiotic resistance testing service by its subsidiary, Ares Genetics GmbH. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits

1.1	Amended and Restated At the Market Offering Agreement, dated November 13, 2020, by and among OpGen, Inc., H.C. Wainwright & Co., LLC and BTIG, LLC
5.1	Opinion of Ballard Spahr LLP
23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1)
99.1	Press Release, dated November 12, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OpGen, Inc.

By:	/s/ Timothy C. Dec
	Name:	Timothy C. Dec
	Title:	Chief Financial Officer

Date: November 13, 2020